LORD ABBETT MUNICIPAL INCOME TRUST
Lord Abbett Intermediate Tax Free Fund

(Class A, B, C, F, and P Shares)

Supplement dated April 8, 2009
to the Prospectus dated February 1, 2009

The first paragraph and the table on page 40 of the prospectus entitled "Fees and Expenses" are replaced with the following:

INTERMEDIATE TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		B	C		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	2.25	%(1)	None	None		None	None
Maximum Deferred Sales Charge (See "Sales Charges") (2)	None(3)		5.00%	1.00	%(4)	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (5)	0.40%		0.40%	0.40%		0.40%	0.40%
Distribution and Service (12b-1) Fees(6)	0.20%		1.00%	0.82	%(7)	0.10%	0.45%
Total Other Expenses(8)	0.18%		0.18%	0.18%		0.18%	0.18%
Interest and Related Expenses from Inverse Floaters(8)(9)	0.01%		0.01%	0.01%		0.01%	0.01%
Other Expenses(10)	0.17%		0.17%	0.17%		0.17%	0.17%
Total Operating Expenses(8)(11)(12)	0.78%		1.58%	1.40%		0.68%	1.03%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charge – Class A Share Front-End Sales Charge" for more information.

  (2)  The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares purchased or acquired without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (5)  "Management Fees" are payable to Lord Abbett for managing the Fund's assets. In addition, Lord Abbett provides certain administrative services to the Fund for which it receives additional compensation. See "The Fund – Management" for more information.

  (6)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7)  The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund's average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund's average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

  (8)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (9)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (10)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (11)  The Fund's net expense ratio, after taking into account deductions for the Interest and Related Expenses from Inverse Floaters, is 0.77% for Class A shares, 1.57% for Class B shares, 1.39% for Class C shares, 0.67% for Class F shares, and 1.02% for Class P shares.

  (12)  Lord Abbett is voluntarily reimbursing 0.10% of the 12b-1 fees for each class of shares and voluntarily reimbursing 0.17% of Other Expenses for each class of shares (excluding Interest and Related Expenses from Inverse Floaters). As a result of the deductions for Interest and Related Expenses from Inverse Floaters and the voluntary reimbursements of a portion of the 12b-1 fees and Other Expenses, the net operating expenses are: 0.50% for Class A shares; 1.30% for Class B shares; 1.12% for Class C shares; 0.40% for Class F shares; and 0.75% for Class P shares. Lord Abbett may stop the voluntary reimbursement or change the level of reimbursement at any time.